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                                                                   Exhibit 10.34


                            PURCHASER SIGNATURE PAGE

     By his, her or its execution and delivery of this signature page, the undersigned Purchaser hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of:

     (i) the Series A Convertible Preferred Stock Purchase Agreement dated as of February 2, 2000, as amended, by and among Houston Street Exchange, Inc., a Delaware corporation ("Houston Street"), and the Purchasers (as defined therein) (the "Purchase Agreement"), as to the number of shares of Series A Convertible Preferred Stock set forth below as a "Purchaser" thereunder;

     (ii) the Amended and Restated Stockholders' Voting Agreement dated as of March 6, 2000 by and among BayCorp Holdings, Ltd., a Delaware corporation ("BayCorp"), and the Purchasers (as defined therein) (the "Voting Agreement") as a "Purchaser" thereunder;

     (iii) the Investor Rights Agreement dated as of February 2, 2000, as amended, by and among Houston Street, BayCorp and the Purchasers (as defined therein) (the "Investor Rights Agreement") as a "Purchaser" thereunder; and

     (iv) the Right of First Refusal and Co-Sale Agreement dated as of February 2, 2000, by and among Houston Street and the Purchasers (as defined therein) (the "Right of First Refusal and Co-Sale Agreement") as a "Purchaser" thereunder.

     The undersigned Purchaser hereby acknowledges receipt of the Supplement to Houston Street's Confidential Private Placement Memorandum dated January 11, 2000. In any and all instances where information provided in the Supplement varies from or contradicts information contained in the Confidential Private Placement Memorandum, the information in the Supplement shall prevail. The undersigned Purchaser also hereby acknowledges that it has received the Amendment, dated March 6, 2000, to Houston Street's Amended and Restated Certificate of Incorporation.

     The undersigned Purchaser hereby authorizes this signature page to be attached to the Purchase Agreement, the Voting Agreement, the Investor Rights Agreement and the Right of First Refusal and Co-Sale Agreement or counterparts thereof.

                                              Name of Purchaser


Date: March 6, 2000                           _________________________________

Number of shares of Series A
Convertible Preferred Stock:                  Record Address:

_______________                               _________________________________

                                              _________________________________
Aggregate purchase price:

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